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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 13, 2006

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware               1-6830                  59-0874323
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    (State or Other Jurisdiction    (Commission             (IRS Employer
          of Incorporation)         File Number)         Identification No.)


    One Greenwood Square, Suite 101
    3333 Street Road, Bensalem, PA                                19020
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    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (215) 245-7500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.    Entry into a Material Definitive Agreement.

         On March 13, 2006, the Board of Directors of the Company approved and adopted the Amendment to Orleans Homebuilders, Inc. Supplemental Executive Retirement Plan (the "SERP Amendment"). The Company's Supplemental Executive Retirement Plan (the "SERP") was adopted on December 1, 2005 by the Company's Compensation Committee and is filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the Period Ended December 31, 2005.

         The purpose of the SERP Amendment is to clarify when a participant in the SERP is entitled to receive benefits under the SERP if the participant retires prior to the participant's normal retirement date, as determined under the SERP. The amendment provides that if a participant in the SERP retires from his or her employment with the Company after age 55, with at least five (5) years of participation in the SERP, but the Company's Compensation Committee has not approved the payment of any early retirement benefits under Section 5.3 of the SERP, the participant will be entitled to a benefit under the SERP after the participant's normal retirement date, as determined under the SERP.

         The foregoing description of the SERP Amendment is qualified in its entirety by reference to the SERP Amendment, a copy of which is included as
Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

         The following exhibits are filed with this Current Report on Form 8-K:

         Exhibit
         No.             Description
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         10.1            Amendment to Orleans Homebuilders, Inc. Supplemental
                         Executive Retirement Plan




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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORLEANS HOMEBUILDERS, INC.


Dated: March 15, 2006                     By: JOSEPH A. SANTANGELO
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                                              Joseph A. Santangelo
                                              Chief Financial Officer